January 2007 Management Presentation

Safe Harbor Statement / Non-GAAP Information Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company's financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity are forward-looking statements. Such forward- looking statements involve unknown risks and uncertainties that may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from such forward looking statements include risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006. The information contained herein includes references to EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Segment EBITDA, Pro Forma Segment EBITDA and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company's operating results or cash flows as reported under GAAP. To the extent appropriate, we have provided reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP on the Current Report on Form 8-K filed on January 19, 2007, which is also posted on our website www.apfc.com.

Company Overview

Investment Considerations Leading Market Positions with Significant Barriers to Entry Stable Cash Flow from AP Business Strong Growth Dynamics in Fine Chemicals and Aerospace Equipment Strategic Customer Relationships with Sole and Dual Source Contracts Manufacturing Excellence Attractive Portfolio of Products Significant Revenue Visibility through Long- term Contracts Experienced Management Team

Leading Market Positions We maintain a leading market position in each of our focused markets, which are characterized by high barriers to entry

Strategic Customer Relationships We help our customers solve problems in each of our business segments. Technical and manufacturing expertise with a customer service focus Customized product solutions Our unique technical competencies and strong customer relationships have led to a high percentage of sole and dual source contracts. Sole North American producer of AP Sole or dual source on material Fine Chemicals contracts One of only two major manufacturers of satellite propulsion thrusters in North America Competitive Position FY 2007(G) Revenue Our portfolio of sole source and dual source contracts provide us significant revenue visibility

Attractive Portfolio of Products

- **Significant barriers to entry and high switching costs.**
  - Long-term customer relationships
  - Sole and dual source contracts
  - Customer funded product development
  - Regulatory approvals with long product cycles / production lead time
  - Products and manufacturing know-how are embedded within the final end-product
  - Proprietary processes and technologies
  - Manufacturing excellence
  - Highly skilled workforce

Products / Platforms 2007(G) Revenue

Pharmaceutical / Other 62% of 2007(G) Revenue(1)	Defense / Aerospace 38% of 2007(G) Revenue(2)



All Other 9%
Oncology 11%
Central Nervous System 12%
Anti-viral 31%
Minuteman 12%
SS/Loral 6%
Atlas 3%
All Other 17%

(1) Includes Fine Chemicals, Other Businesses, sodium azide, and Halotron.

(2) Includes perchlorates and Aerospace Equipment.

We primarily manufacture mission critical products under long-term contracts for the defense, aerospace and pharmaceutical industries

6

FY 2006 Was a Year of Success Stories Renegotiated the ATK contract. Very stable AP business model going forward with minimal capex needs Acquired and integrated AFC; a transformational acquisition. Strong growth platform - organic growth of 43% in FY 2006 Completed major capex projects within Fine Chemicals. Supported growth and improved manufacturing throughput / efficiency Continued to build the Aerospace Equipment business. Organic growth of 40% in FY 2006 and profitability continues to improve Increased our management team depth. Dr. Carleone named COO and Dana Kelley named CFO Generated strong financial performance. Strong growth with EBITDA margins increasing across each of the 3 primary segments We expect FY 2007 to be another year of success stories

Summary of Operating Segments: Specialty Chemicals

AP Drives Specialty Chemicals FY 2007(G) Revenue by Product Financial Considerations Specialty Chemicals generates a stable source of cash flow Ammonium Perchlorate ("AP"): Oxidizing agent used for solid fuel rockets, booster motors and missiles Other Perchlorate: Used in a variety of applications, including munitions, explosives, propellants, and initiators Sodium Azide: Heritage in automotive airbags Alternative applications are under development, most notably pesticides Halotron: Clean gas fire extinguishing agents designed to replace halons Leaves no residue, protecting valuable assets Stable revenue base and high margin business Contract ensures stable revenues 43% Segment EBITDA margin in FY 2006 Minimal capex needs 1.5% of revenue in FY 2006 Significant asset value Estimated replacement cost of facilities > $150 million

We are the Exclusive Supplier of AP in NA Used on virtually all U.S. space launch vehicles and military rockets / missiles. AMPAC has supplied AP for use in space and defense programs for over 40 years Currently no North American alternative to these solid rocket motors AP was a declining market until recently, as Space Shuttle historically drove volume. The decline led to the consolidation of AMPAC and the Kerr-McGee business and eventually led to the recent ATK contract renegotiation Annual volumes going forward are anticipated to be stable in the 6-8 million pounds range 2007(G) AP Revenue by End Uses The uninterrupted availability of AP is critical to national security and our access to space

AP is a National Asset The U.S. government has supported the AP business repeatedly throughout history. Guaranteed the financing for AMPAC's Cedar City manufacturing facility in 1988 Initiated a 15-year pricing premium to support the construction of the facility Supported the buy-out of the Kerr-McGee AP book of business in 1998 Initiated an additional 5-year pricing premium in 1998 Continued to buy AP for the Space Shuttle from 2003-2005 to support volumes Supported the recent ATK contract renegotiation Because of its importance, AMPAC is required to maintain excess capacity to ensure availability of AP

ATK Contract Provides Revenue Stability During December 2005, AMPAC received notice from ATK that its projected AP purchase volumes would fall below the lowest level contemplated in the existing contract. The 10-year contract signed in 1998 included a price / volume matrix between 8 and 28 million pounds New indicated volume requirements of between 6 and 8 million pounds ATK represented approximately 66% of perchlorate revenue in FY 2006 Volumes below 8 million pounds were not contemplated at execution of the original contract. AMPAC is required to maintain a qualified facility to meet potential peak demand from DOD and NASA, while currently operating at only 20% capacity In April 2006, AMPAC entered into a new amended contract with ATK. More favorable pricing for AP volumes from 3 million to 20 million pounds and annual price escalators Extension of the contract term through 2013 AP purchases currently covered under a separate contract with ATK will be moved to this new pricing matrix in 2009. Based on historical volumes and our volume expectations, our AP business is relatively volume insensitive

Profitability Has Been Steadily Increasing FY 2004 revenue and profitability declined due to the roll-off of government pricing premiums and decreased AP volumes. This pricing premium roll-off and new AP volume expectations led to the ATK contract renegotiation FY 2006 performance highlights the benefits of the ATK contract renegotiation. AP volumes declined in excess of 40% due to no Space Shuttle demand Despite the AP volume decline, Specialty Chemicals EBITDA increased 14% Specialty Chemicals Revenue Specialty Chemicals EBITDA Our contracts and exclusive North America AP supplier status provides us significant revenue visibility through 2013

Summary of Operating Segments: Fine Chemicals

A Strategic Partner to Pharmaceutical Companies AMPAC works in partnership with large pharmaceutical companies to develop APIs and manufacturing processes that typically require FDA approval. Expertise in scaling up production of compounds using technically complex processes and specialty equipment. Products represent a small part of the overall cost of a drug yet represent key active ingredients which drive their efficacy. Estimated to average less than 1% to 10% of the total price of the drug Financial Considerations FY 2007(G) Revenue by Application Significant growth opportunities Attractive focused markets Organic growth in FY 2006 of 43% Expansion capex is typically in support of contracts or improves efficiency Minimal maintenance capex needs Significant asset value Estimated replacement cost of facilities > $150 million Fine Chemicals provides a strong growth vehicle

Unique Core Technologies We focus on three high-value, rapidly growing market segments, which capitalize on our unique core technical competencies

Financial & Resource Requirements Technology Platforms High Containment Energetic Chemistry Chiral Separation Product Maturity Late Phase II and beyond Target & Core Customers A Disciplined Business Development Focus Market Attractiveness Our business development focus blends customer, technology and product maturity to maximize our business stability Focused New Business Development Focused on High Growth / High Value-Added Markets High Low Weak Average Strong Competitive Position High Potency Chiral Anti-viral Cytotoxins SMB Energetic

Technical Capabilities Drive Strong Growth FY 2006 performance was driven by successful new business initiatives, improved manufacturing yields and focused capital investment. FY 2005 performance was primarily due to capital constraints associated with GenCorp's divestiture of the business Fine Chemicals Revenue CAGR: 16% (1) Fiscal Years 2003 and 2004 ended November 30, all other years ended September 30. Fine Chemicals increased its revenue 43% in FY 2006 Note: 2002 - 2004 are for the twelve months ended November 30 and 2005 is for the twelve months ended August 31.

A Contract-Based Business Model The contracts summarized below represent over 85% of Fine Chemicals' FY 2006 revenue. Each of these drugs enjoys significant patent protection or is a branded generic. Current backlog provides significant visibility on FY 2007 revenue

Summary of Operating Segments: Aerospace Equipment

A Market Leader in Satellite Propulsion Leading supplier of in-space satellite thrusters and propulsion systems. Business acquired in first quarter of FY 2005 The U.S. market is highly concentrated with only two manufacturers. FTC forced divestiture when GenCorp acquired Atlantic Research Corporation from Sequa Corporation The market for satellite thrusters and propulsion systems is expected to grow over the next few years. FY 2007(G) Revenue by Customer Financial Considerations Significant growth opportunities Commercial satellites and missile defense 40% organic growth in FY 2006 Focus is on continuing to improve profitability Steadily improved since acquiring the business Minimal capex requirements 1% of revenue in FY 2006 Current backlog provides significant visibility on FY 2007 revenue

Financial Overview

During FY 2006, AMPAC: Renegotiated the ATK contract providing revenue and profit stability for Specialty Chemicals Successfully integrated Fine Chemicals while generating record results within the segment Continued to grow the Aerospace Equipment business while improving profitability Completed the sale of ESI and reduced debt with proceeds Strong Financial Performance in FY 2006 Revenue Adjusted EBITDA We have significant visibility on our FY 2007 budgeted revenue Note: PF 2005A revenue and Adjusted EBITDA includes AFC for the twelve months ended August 31, 2005.

Improved Performance Across Segments Profitability increased in each of our three core business segments Note: PF Fine Chemicals FY 2005 revenue and Segment EBITDA includes AFC for the twelve months ended August 31, 2005.

Essentially no expansion capex planned for Specialty Chemicals and Aerospace Equipment. Fine Chemicals expansion capex leads to further growth and / or increased profitability. Over the past two years (including prior ownership) over $35.0 million has been invested in Fine Chemicals' facilities Improved throughput / efficiency leading to increased profitability Upfront capex in support of a contract is typically recovered via the pricing under the contract A major FY 2006 capex project was in support of a take-or-pay contract with a key customer FY 2007 capex guidance of $13.0 million. Expansion CapEx to Support Growth We have minimal maintenance capex requirements of $5 - $6 million with expansion capex supporting growth and efficiencies

Environmental Remediation Progress During 2006, AMPAC completed a groundwater treatment facility near its former Henderson, Nevada facility designed to remove trace amounts of perchlorate. The Company's actions have been proactive and cleanup efforts are voluntary Contamination has not reached drinking water Nevada Department of Environmental Protection is satisfied with AMPAC's responsiveness and remediation results to date Facility is working as designed Estimated costs of remediation are fully reserved. Capital Costs: $6.3 million in FY 2005 and $3.6 million in FY 2006 O&M: $16.1 million reserved in FY 2005 to cover the expected life of the remediation O&M: less than $1.0 million per year in cash costs expected going forward Potential recovery of some historical costs through U.S. Government contracts. Precedent exists at both GenCorp and Kerr-McGee Estimated costs of the remediation are fully reserved with less than $1 million in cash costs annually expected going forward

A Compelling Story AMPAC is a leader in each of our business segments with significant barriers to entry. Sole source or dual source provider Significant technical expertise and manufacturing capabilities Significant switching costs for customers in terms of both time and money Specialty Chemicals generates significant cash flow and has strong revenue visibility. Revenue stability via the new ATK contract FY 2006 Segment EBITDA margin of 43% with minimal capital expenditure requirements Strong growth fundamentals in Fine Chemicals and Aerospace Equipment. Strong organic growth and nominal maintenance capital expenditure needs Various low-risk growth opportunities Significant visibility into FY 2007 guidance. Backlog / purchase orders / pricing matrix leads to confidence in the FY 2007 guidance Stable cash flow from Specialty Chemicals funds the strong growth of Fine Chemicals and Aerospace Equipment